SECURITIES AND EXCHANGE COMMISSION


                          WASHINGTON, DC  20549


                                FORM 8-K


                             CURRENT REPORT


                 PURSUANT TO SECTION 13 OR 15(d) OF THE


                     SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT:     JULY 6, 1995

                              C. R. BARD, INC.
         (EXACT NAME OF   REGISTRANT AS SPECIFIED IN ITS CHARTER)

         New Jersey                 1-6926              22-1454160
         (STATE OF         COMMISSION FILE NUMBER     IRS EMPLOYER
       INCORPORATION)                               IDENTIFICATION NO.

                730 Central Avenue, Murray Hill, New Jersey
                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                   07974
                                (ZIP CODE)

                             (908) 277-8000
                     (REGISTRANT'S TELEPHONE NUMBER)

Item 5.   Other Events

     In a news release dated June 30, 1995, C. R. Bard, Inc.
announced that the FDA has lifted the Applications Integrity Policy
(AIP) imposed on Bard's USCI division in January 1994. The news release, issued by C. R. Bard, Inc. on June 30 1995, is incorporated herein by reference, and is attached hereto as
Exhibit 1.

                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              C. R. BARD, INC.
                              (Registrant)

                              By:  William C. Bopp /s/
                                   William C. Bopp
                                   Senior Vice President
                                   and Chief Financial Officer

Dated:    July 6, 1995

PRESS RELEASE                                C. R. BARD, INC.
                                             730 CENTRAL AVENUE
                                             MURRAY HILL, NJ  07974
EXHIBIT 1

Contact:  E. L. Parker
          Vice President and Treasurer
          (908) 277-8059


     BARD ANNOUNCES RESOLUTION WITH FDA OF APPLICATIONS
          INTEGRITY POLICY (AIP) FOR USCI DIVISION

MURRAY HILL, NJ - June 30, 1995 - C. R. Bard, Inc. (NYSE-BCR) today announced that the FDA has lifted the Applications Integrity Policy
(AIP) imposed on Bard's USCI division in January 1994. With this lifting, the FDA will now begin reviewing USCI's pre-market approval and 510(k) applications.

The AIP was imposed on USCI following the plea agreement entered into by the company in October 1993 in connection with charges stemming from violations of the Federal Food, Drug and Cosmetic Act and other statutes. Under the AIP, all USCI pending product applications were audited by outside consultants hired by Bard and approved by the FDA. The company had to demonstrate to the FDA that it is capable of compiling and submitting product applications that are complete, based on sound science, and that fully document the safety and efficacy of its products.

William H. Longfield, Bard's president and CEO, said, "USCI was the subject of a most rigorous, demanding audit process. This process has taught us a great deal, and Bard has made substantial improvements as a result. Achieving this crucial goal required internal teamwork, focused cooperation with the FDA and continued dedication to Bard's fundamental principles of 'Quality, Integrity and Service.' From the start, Bard demonstrated its willingness to comply, its willingness to improve its processes and its willingness to commit the necessary resources to meet FDA expectations. The lifting of the AIP could not have been accomplished without the hard work of many dedicated Bard employees and the guidance of the FDA."

During the AIP, Bard has continued to develop and market angioplasty and angiography products for markets outside the USA. USCI intends to immediately begin submitting both new 510(k) and PMA supplement applications for these and other products to the FDA. Bard hopes to begin receiving 510(k) approvals on new USCI applications late in 1995, with new PMA supplement approvals beginning sometime in 1996.

C. R. Bard, Inc., headquartered in Murray Hill, NJ, is a leading multinational developer, manufacturer and marketer of health care products.

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